Vessel revenue Vessel revenue	6 Months Ended
Jun. 30, 2019
Analysis of income and expense [abstract]
Vessel revenue
Vessel revenue

During the six months ended June 30, 2019 and 2018, we had three and five vessels that earned revenue through long-term time-charter contracts (with initial terms of one year or greater), respectively. The remaining vessels earned revenue from the Scorpio Pools or in the spot market.

Revenue Sources

	For the six months ended June 30,
In thousands of U.S. dollars	2019	2018
Pool revenue	$342,505	$272,436
Time charter revenue	2,551	18,558
Voyage revenue (spot market)	1,579	7,247
	$346,635	$298,241

Seasonality
The tanker market is typically stronger in the winter months of the northern hemisphere as a result of increased oil consumption but weaker in the summer months of the northern hemisphere as a result of lower oil consumption and refinery maintenance. In addition, unpredictable weather patterns during the winter months tend to disrupt vessel scheduling. The oil price volatility resulting from these factors has historically led to increased oil trading activities in the winter months. As a result, revenues generated by our vessels have historically been weaker during April to September and stronger during October to March.